                                                                    Exhibit 10.3

                   FIRST COMMUNITY BANK CORPORATION OF AMERICA
                           First Amended and Restated
                            LONG-TERM INCENTIVE PLAN

                                Table of Contents

ARTICLE I. ESTABLISHMENT AND PURPOSE                                           3
  Section 1   Establishment                                                    3
  Section 2   Purpose                                                          3
  Section 3   Shares Subject to the Plan                                       3
  Section 4   Status                                                           3

ARTICLE II. DEFINITIONS                                                        3
  Section 1   Definitions                                                      3
  Section 2   Usage                                                            4

ARTICLE III. ADMINISTRATION                                                    5
  Section 1   Committee.                                                       5
  Section 2   Organization                                                     5
  Section 3   Power and Authority.                                             5
  Section 4   Discretionary Authority                                          6
  Section 5   No Liability                                                     6
  Section 6   Award Agreements                                                 6

ARTICLE IV.             EMPLOYEES ELIGIBLE TO PARTICIPATE                      6
  Section 1   Generally.                                                       6
  Section 2   Participant Status                                               7
  Section 3   ISO Eligibility Requirement                                      7
  Section 4   Obligations of Optionee                                          7

ARTICLE V. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS                     7
  Section 1   Grant.                                                           7
  Section 2   Number of Shares                                                 7
  Section 3   Option Price                                                     8
  Section 4   Method of Exercise                                               8
  Section 5   Method of Payment                                                8
  Section 6   Term and Exercise of Options                                     8
  Section 7   Additional Limitations                                           9
  Section 8   Death or Other Termination of Employment                         9
  Section 9   Delivery of Certificates Representing Shares                    10
  Section 10  Rights as a Stockholder                                         10
  Section 11  Modification, Extension and Renewal of Options                  10
  Section 12  Listing and Registration of Shares                              11
  Section 13  Other Provisions                                                11

ARTICLE VI. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS                11


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  Section 1   Grant.                                                          11
  Section 2   Number of Shares                                                11
  Section 3   Option Price                                                    11
  Section 4   Method of Exercise                                              11
  Section 5   Method of Payment                                               12
  Section 6   Term and Exercise of Options                                    12
  Section 7   Death or Other Termination of Employment                        12
  Section 8   Delivery of Certificates Representing Shares                    13
  Section 9   Rights as a Stockholder                                         14
  Section 10  Modification, Extension and Renewal of Options                  14
  Section 11  Listing and Registration of Shares                              14
  Section 12  Other Provisions                                                14

ARTICLE VII. MISCELLANEOUS                                                    14
  Section 1   Stock Adjustments                                               14
  Section 2   Tax Absorption Payments                                         15
  Section 3   Amendment of the Plan; Termination                              16
  Section 4   Application of Funds                                            16
  Section 5   No Implied Rights to Employees                                  16
  Section 6   Withholding                                                     16
  Section 7   Effective Date of Plan                                          17
  Section 8   Compliance with Securities Laws                                 17
  Section 9   Change in Control                                               17
  Section 10  Indemnification of the Board                                    18
  Section 11  Priority                                                        19


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

                   FIRST COMMUNITY BANK CORPORATION OF AMERICA
                           First Amended and Restated
                            LONG-TERM INCENTIVE PLAN

                   ------------------------------------------

ARTICLE I. Establishment and Purpose

Section 1. Establishment. First Community Bank Corporation of America (herein, "Company") hereby establishes an incentive compensation plan to be known as the "First Community Bank Corporation of America Long-Term Incentive Plan" (herein, "Plan").

Section 2. Purpose. The purpose of the Plan is to:

      a) attract, retain, and motivate participating employees of the Company and its subsidiaries through awards of shares of the Common Stock of the Company (herein, "Shares") and options to purchase Shares (herein, "Options");

      b) encourage employee ownership of Shares;

      c) more fully align the interests of the Company's participating employees with the interests of shareholders of the Company; and

      d) encourage participating employees to think and act like owners of the Company.

Section 3. Shares Subject to the Plan.

      a) The maximum number of Shares that may be issued under the Plan shall be two-hundred-fifty-thousand (250,000) Shares, subject to adjustment as provided in Article VII ss.1.

      b) Such Shares may be issued through the purchase of:

         i)   authorized and unissued Shares;

         ii)  Shares acquired by the Company (treasury stock); or

         iii) Shares issued pursuant to both Article I ss.3(b)(i) and (ii).

      c) If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the Shares that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan.

Section 4. Status.

      a) It is the intention of the Company that ISOs granted under the Plan qualify as "incentive stock options" under Section 422 of the Code, and the regulations promulgated thereunder.

      b) The provisions of the Plan with respect to ISOs, accordingly, shall be construed in a manner consistent with such requirements. Except with respect to ISOs, no Award under the Plan is intended to qualify for special treatment or status under the Code.

ARTICLE II. Definitions

Section 1. Definitions. The following words and terms as used herein shall have that meaning set forth


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      therefor in this Article II unless a different meaning is clearly required by the context.

      a) "Award" shall mean any Option or cash payment granted or awarded under the Plan.

      b) "Award Agreement(s)" shall mean any document, agreement, or certificate deemed by the Committee as necessary or advisable to be entered into with or delivered to a Participant in connection with the grant of an Award under the Plan as further described in Article III ss.6 herein.

      c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

      d) "Committee" is defined in Article III ss.1.

      e) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include a reference to any successor provision.

      f) "Company" shall mean First Community Bank Corporation of America, a Florida corporation, and its successors.

      g) "Effective Date" is defined in Article VII ss.7.

      h) "Eligible Employee" shall mean any individual employed by the Company and any Subsidiary who meets the eligibility requirements of Article IV.

      i) "Fair Market Value" of the Shares shall mean the fair market value of such Shares as determined by the Committee in good faith and based on all relevant factors.

      j) "ISO" shall mean an incentive stock option granted in accordance with the provisions of Article V of the Plan.

      k) "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article VI of the Plan.

      l) "Option" shall mean an ISO or a NSO.

      m) "Optionee" shall mean an Eligible Employee to whom an Option is granted under the Plan and are as listed in Exhibit "A" attached hereto and by reference made a part hereof.

      n) "Participant" shall mean an Eligible Employee, who in accordance with the terms of the Plan, is approved by the Committee for participation in the Plan as a recipient of an Award.

      o) "Plan" shall mean the First Community Bank Corporation of America Long-Term Incentive Plan, as set forth herein and as amended from time to time.

      p) "Shares" shall mean shares of the Class "B" common stock of the Company.

      q) "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

      r) "10% Stockholder" shall mean an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation.

Section 2. Usage. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

ARTICLE III. Administration


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

Section 1. Committee.

      a) This Plan shall be administered by the Board of Directors. Notwithstanding the preceding sentence, the Board of Directors shall delegate its authority to an options committee as appointed by the Board of Directors (herein, "Committee") from time to time.

      b) The Committee shall consist of not less than two (2) nor more than seven (7) persons, each of whom shall be a member of the Board.

      c) The Board of Directors may from time to time remove members from, or add members to, the Committee.

      d) Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

Section 2. Organization. The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

Section 3. Power and Authority.

      a) Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion:

         i) to determine from among Eligible Employees those persons who shall become Participants;

         ii) to determine the nature, amount, vesting, and terms and conditions of all Awards under the Plan, in accordance with and subject to the specific limitations and requirements set forth in the Plan;

         iii) to interpret the Plan, the terms of all Awards, and Award Agreements and any other agreement or instrument awarded, issued or entered into under the Plan, and to prescribe, amend, and rescind rules and regulations with respect to the administration of the Plan;

         iv) to determine in good faith the fair market value of the Shares in accordance with reasonable valuation methods;

         v) to determine in what manner the purchase price of the Shares shall be paid;

         vi) to modify, cancel, or replace any prior Option and amend the relevant Award Agreements with the consent of the affected Optionee, including amending such agreements to amend vesting schedules, accelerate or extend vesting, extend exercise periods or increase or decrease the option price for an Option, as it may deem to be necessary; and

         vii) to make, amend, and rescind rules and regulations relating to the Plan.

      b) The determination of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan

      c) The interpretation and construction by the Committee of any provision of the Plan, any Award or any other agreement or instrument awarded, issued or entered into under the Plan, and all other determinations and decisions of the Committee pursuant to the provisions of the Plan, shall be final, conclusive, and binding on all Participants and other affected persons.

      d) All actions and policies of the Committee, to the extent they deal with ISOs, shall be consistent with the qualification of ISOs as incentive stock options under Section 422 of the Code.

Section 4. Discretionary Authority. The Committee's decision to authorize the grant of an Award to an Eligible Employee at any time shall not require the Committee to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an Eligible


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      Employee at any time require it to authorize the grant of an Award of the same size or type or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Committee shall not be precluded from authorizing the grant of an Award to any Eligible Employee solely because the employee previously may have been granted an Award of any kind under the Plan.

Section 5. No Liability.

      a) Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the Company's accountants and upon any other information furnished to the Committee or the Board of Directors in connection with the Plan by any other professional advisor of the Company; and

      b) In no event shall any person who is or shall have been a member of the Committee be liable for any action taken or determination made or omitted in good faith reliance upon any such report or information or for any action, including the furnishing of information, taken or omitted with respect to the Plan, if in good faith.

Section 6. Award Agreements. Options granted under the Plan pursuant to Article V ss.1 and Article VI ss.1 herein shall be evidenced by written agreements in such form as the Committee shall from time to time approve, which agreements:

      a) shall comply with, and be subject to, the terms and conditions of the Plan;

      b) shall contain such other limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option will satisfy the requirements for incentive stock options imposed by Section 422 of the Code;

      c) shall contain such restrictions as the Committee may determine to be necessary in order that the granting of such Option shall be in compliance with Federal and state securities laws; and

      d) may contain such other provisions not inconsistent with the Plan as the Committee shall deem advisable, including, without limitation, vesting and other restrictions upon exercise of an Option.

ARTICLE IV. Employees Eligible To Participate

Section 1. Generally.

      a) Any person, including any officer, but not a person who is solely a director, who is in the employ of the Company or any Subsidiary on the date of a grant of an Award shall be an Eligible Employee, able to participate in the Plan in accordance with the terms of the Plan.

      b) Notwithstanding Article IV ss.1(a) herein or any other provisions of the Plan, if the Company shall be deemed to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (herein, "Exchange Act"), any employee who is a Named-Executive-Officer of Company shall not be deemed an Eligible Employee nor granted an Option unless the grant is approved by a Committee of the Board consisting solely of members of the Board of Directors who qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 of the Securities and Exchange Commission and as "Outside Directors" within the meaning of Section 162(m) of the Code. For purposes hereof, the term "Named-Executive-Officer" shall mean the Company's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      c) The Committee:

         i) shall have the sole power to determine if the eligibility requirements have been satisfied; and

         ii) may give consideration to the functions and responsibilities of the individual, his or her potential contributions to the profitability and sound growth of the Company, and such other factors as the Committee may, in its discretion, deem relevant.

Section 2. Participant Status. In accordance with the provisions of Article III ss.3, the Committee, in its sole discretion, from time to time may select from among Eligible Employees persons to become Participants in the Plan. Any Eligible Employee so selected and who remains an Eligible Employee shall become a Participant upon the approval of such status by the Committee, which approval shall be conclusively evidenced by the award or grant of an Award to a Participant.

Section 3. ISO Eligibility Requirement. Notwithstanding any provision of the Plan to the contrary, no person shall be eligible to receive any ISOs under the Plan if such person would not be able to qualify for the benefits of incentive stock options under Section 422 of the Code.

Section 4. Obligations of Optionee. The granting of an Option pursuant to
      Article V ss.1 and Article VI ss.1 herein shall impose no obligation upon the Optionee to exercise such Option.

ARTICLE V. Terms and Conditions of Incentive Stock Options

Section 1. Grant.

      a) Any ISO granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve pursuant to
         Article III ss.6 herein, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

      b) Upon the granting of any ISO, the Committee shall promptly cause the Optionee to be notified of the fact that such Option has been granted.

      c) The date on which the Committee approves the grant of an ISO shall be considered to be the date on which such Option is granted.

Section 2. Number of Shares. Each ISO shall state the number of Shares to which it pertains.

Section 3. Option Price. Each ISO shall state the option price, which option price shall be determined by the Committee in its discretion. Notwithstanding the foregoing, the option price in no event shall be less than:

      a) 100% of the Fair Market Value of the Shares on the date of grant of the Option; or

      b) in the case of an ISO being issued to an Eligible Employee who is a 10% Stockholder at the time an ISO is granted, 110% of the Fair Market Value of the Shares on the date of grant.

Section 4. Method of Exercise. An Optionee may exercise an ISO during such time as may be permitted by the Option and the Plan by:

      a) providing written notice to the Committee;

      b) tendering the purchase price in accordance with the provisions of
         Article V ss.5; and c) complying with any other exercise requirements contained in the Option or promulgated from time to time by the Committee.

      c) complying with any other exercise requirements contained in the Option or promulgated from time to time by the Committee.

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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

Section 5. Method of Payment.

      a) Payment of the option price upon the exercise of the ISO shall be:

         i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company;

         ii) in the discretion of and in the manner determined by the Committee, by the delivery of Shares already owned by the Optionee;

         iii) by any other legally permissible means acceptable to the Committee at the time of the grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or

         iv)  in the discretion of the Committee, through a combination of (i),
              (ii) and (iii) of this Article V ss.5(a). b) If the option price is paid in whole or in part through the delivery of Shares, the decision of the Committee with respect to the Fair Market Value of such Shares shall be final and conclusive.

Section 6. Term and Exercise of Options.

      a) Each ISO shall be exercisable, in whole or in part, only in accordance with the vesting schedule which shall be specified in writing by the Committee at the time of grant or in the Award Agreement (herein, "Vesting Schedule").

      b) To the extent not exercised, exercisable installments of ISOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option.

      c) The Committee shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that:

         i) no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or,

         ii) in the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted.

      d) Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

      e) No Option or any part of an Option shall be exercisable unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the Shares being acquired thereunder at the time of exercise prior to the expiration of the Option.

      f) Within the limits described above, the Committee may impose additional requirements on the exercise of ISOs. When it deems special circumstances to exist, the Committee in its discretion may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the Vesting Schedule set forth in the Award Agreement, or as otherwise specified by the Committee, would permit.

Section 7. Additional Limitations.

      a) The aggregate Fair Market Value (determined as of the time an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Optionee in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed one-hundred-thousand and no/100 ($100,000.00) dollars; and


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      b) To the extent the limitation set forth in Article V ss.7(a) herein would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered pursuant to Article V ss.7(a) herein and a NSO pursuant to Article VI herein for the remaining Shares subject to the Option.

Section 8. Death or Other Termination of Employment.

      a) In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death subject to the conditions that no ISO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the ISO at any time within ninety (90) days after such termination of employment:

         i) to the extent his or her right to exercise such Option had accrued pursuant to this Article V at the date of such termination and had not previously been exercised;

         ii) such ninety (90) day period shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he is disabled (within the meaning of Section 22(e)( 3) of the Code) or who dies during the ninety (90) day period and the Option may be exercised within such extended time limit by the Optionee; or

         iii) in the case of death during such ninety (90) day period, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

      b) Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

      c) In the event that an Optionee shall die while in the employ of the Company (or a Subsidiary) and shall not have fully exercised any ISO, then the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after its expiration date, to the extent that the Optionee's right to exercise such Option had accrued pursuant to this
         Article V at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

      d) In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

      e) No ISO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

      f) During the lifetime of the Optionee, an ISO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

Section 9. Delivery of Certificates Representing Shares.

      a) As soon as practicable after the exercise of an ISO, the Company shall deliver or cause to be delivered to the Optionee exercising the ISO a certificate or certificates representing the Shares purchased upon the exercise.

      b) Certificates representing Shares to be delivered to an Optionee will be registered in the name of the participating employee, or if the Optionee so directs, by written notice to the Company, and to the extent permitted by applicable law, in the names of the Optionee and one such other


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

         person as may be designated by the participating Optionee, as joint tenants with rights of survivorship.

Section 10. Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her ISO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (herein, "Incentive-Record-Ownership-Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the Incentive-Record-Ownership-Date is prior to the record ownership date, except as provided in Article VII herein.

Section 11. Modification, Extension and Renewal of Options.

      a) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

      b) The Committee shall not, however, modify any outstanding ISO so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new Options in substitution therefor specifying a lower option price.

      c) Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any ISO theretofore granted under the Plan.

Section 12. Listing and Registration of Shares.

      a) Each ISO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of Shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      b) Notwithstanding anything in the Plan to the contrary, if the provisions of this Article become operative, and if, as a result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

      c) Notwithstanding the foregoing, or any other provisions in the Plan, the Company shall have no obligation under the Plan to cause any share of Common Stock to be registered or qualified under any federal or state law, or listed on any stock exchange or admitted to any national market system.

Section 13. Other Provisions. The ISO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order that such Option will be an incentive stock option as defined in Section 422 of the Code, or to conform to any change in the law.

ARTICLE VI. Terms and Conditions of Nonqualified Stock Options


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

Section 1. Grant.

      a) Any NSO granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve pursuant to
         Article III ss.6 herein, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

      b) Upon the granting of any NSO, the Committee shall promptly cause the Optionee to be notified of the fact that such Option has been granted.

      c) The date on which the Committee approves the grant of a NSO shall be considered to be the date on which such Option is granted.

Section 2. Number of Shares. Each NSO shall state the number of Shares to which it pertains.

Section 3. Option Price. Each NSO shall state the option price, which option price shall be determined by the Committee in its discretion and may be equal to, less than, or greater than 100% of the Fair Market Value of the Shares on the date of grant.

Section 4. Method of Exercise. An Optionee may exercise a NSO during such time as may be permitted by the Option and the Plan by:

      a) providing written notice to the Committee;

      b) tendering the purchase price in accordance with the provisions of
         Article VI ss.5; and

      c) complying with any other exercise requirements contained in the Option or promulgated from time to time by the Committee.

Section 5. Method of Payment.

      a) Payment of the option price upon the exercise of the NSO shall be:

         i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company;

         ii) in the discretion of and in the manner determined by the Committee, by the delivery of Shares already owned by the Optionee;

         iii) by any other legally permissible means acceptable to the Committee at the time of the grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or

         iv)  in the discretion of the Committee, through a combination of (i),
              (ii) and (iii) of this Article VI ss.5(a).

      b) If the option price is paid in whole or in part through the delivery of Shares, the decision of the Committee with respect to the Fair Market Value of such Shares shall be final and conclusive.

Section 6. Term and Exercise of Options.

      a) Each NSO shall be exercisable, in whole or in part, only in accordance with the Vesting Schedule which shall be specified in writing by the Committee at the time of grant or in the Award Agreement.

      b) To the extent not exercised, exercisable installments of NSOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option.

      c) The Committee shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      d) Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

      e) No Option or any part of an Option shall be exercisable unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the Shares being acquired thereunder at the time of exercise prior to the expiration of the Option.

      f) Within the limits described above, the Committee may impose additional requirements on the exercise of NSOs. When it deems special circumstances to exist, the Committee in its discretion may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the Vesting Schedule set forth in the Award Agreement, or as otherwise specified by the Committee, would permit.

Section 7. Death or Other Termination of Employment.

      a) In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no NSO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the NSO at any time within ninety (90) days after such termination of employment:

         i) to the extent his or her right to exercise such Option had accrued pursuant to this Article VI at the date of such termination and had not previously been exercised;

         ii) such ninety (90) day period shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he is disabled (within the meaning of Section 22(e)( 3) of the Code) or who dies during the ninety (90) day period, and the Option may be exercised within such extended time limit by the Optionee; or

         iii) in the case of death during such ninety (90) day period, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

      b) Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

      c) In the event that an Optionee shall die while in the employ of the Company (or a Subsidiary) and shall not have fully exercised any NSO, then the NSO may be exercised, subject to the conditions that no NSO shall be exercisable after its expiration date, to the extent that the Optionee's right to exercise such Option had accrued pursuant to this
         Article VI at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

      d) In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

      e) No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

      f) During the lifetime of the Optionee, an NSO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.


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

                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

Section 8. Delivery of Certificates Representing Shares.

      a) As soon as practicable after the exercise of a NSO, the Company shall deliver or cause to be delivered to the Optionee exercising the NSO a certificate or certificates representing the Shares purchased upon the exercise.

      b) Certificates representing Shares to be delivered to an Optionee under the Plan will be registered in the name of the Optionee, or if the Optionee so directs, by written notice to the Company, and to the extent permitted by applicable law, in the names of the Optionee and one such other person as may be designated by the Optionee, as joint tenants with rights of survivorship.

Section 9. Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her NSO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (herein, Nonqualified-Record-Ownership-Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the Nonqualified-Record-Ownership-Date, except as provided in
      Article VII herein.

Section 10. Modification, Extension and Renewal of Options.

      a) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

      b) The Committee shall not, however, modify any outstanding NSO so as to specify a lower option price or accept the surrender of outstanding NSOs and authorize the granting of new Options in substitution therefor specifying a lower option price.

      c) Notwithstanding the foregoing, however, no modification of an NSO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any NSO theretofore granted under the Plan.

Section 11. Listing and Registration of Shares.

      a) Each NSO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      b) Notwithstanding anything in the Plan to the contrary, if the provisions of this Article become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.

      c) Notwithstanding the foregoing, or any other provisions in the Plan, the Company shall have no obligation under the Plan to cause any share of Common Stock to be registered or qualified under any federal or state law, or listed on any stock exchange or admitted to any national market system.

Section 12. Other Provisions. The NSO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

      Option, as the Committee shall deem advisable.

ARTICLE VII. Miscellaneous

Section 1. Stock Adjustments.

      a) In the event of any increase or decrease in the number of issued Shares resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without any receipt of consideration by the Company, then, in any such event, the number of Shares that remain available under the Plan, the number of Shares covered by each outstanding Option, the exercise price per Share covered by each outstanding Option, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

      b) Subject to any required action by the stockholders, if any change occurs in the Shares by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Shares, then, in any such event, the number and type of Shares then covered by each outstanding Option, the purchase price per Share covered by each outstanding Option in each case, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate

      c) In the event of a change in the Shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Shares within the meaning of the Plan.

      d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Option granted pursuant to Article V shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      e) Except as hereinabove expressly provided in this Article, an Optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares or any Option. f) The existence of the Plan, or the grant of an Option under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

Section 2. Tax Absorption Payments.

      a) The Company may, but is not required to, make a cash payment, either directly to any Optionee or on an Optionee's behalf, in an amount that the Committee estimates to be equal (after taking into account any federal and state taxes that the Committee estimates to be applicable to such cash payment) to any additional federal and state income taxes that are imposed upon an


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

                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

         Optionee as a result of the granting of any Option under the Plan (a "Tax Absorption Payment").

      b) In determining the amount of any Tax Absorption Payment, the Committee may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of any Participant.

      c) The decision to make any Tax Absorption Payment shall be made by the Committee at the same time as the grant of the Award to which it relates.

Section 3. Amendment of the Plan; Termination.

      a) The Board shall have the right to revise, amend, or terminate the Plan at any time without notice:


         i) provided, however, that without shareholder approval the Board may not:

              (A) increase the aggregate number of Shares that may be issued pursuant to this Plan,

              (B) extend the period during which any Award may be granted,

              (C) extend the term of the Plan, or

              (D) modify the requirements as to eligibility for participation hereunder;

         ii) provided, further, that no such action may be taken, without the consent of the Participant to whom any Award shall have been granted, that adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules, or regulations promulgated thereunder, or as otherwise permitted hereunder.

      b) The foregoing prohibitions in this Article VII ss.3(a) shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Article VII ss.1.

Section 4. Application of Funds. The proceeds received by the Company from the sale of Shares or the exercise of Awards pursuant to the Plan will be used for general corporate purposes.

Section 5. No Implied Rights to Employees. The existence of the Plan and the granting of Awards under the Plan shall in no way give any employee the right to continued employment or the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Option or Award Agreement.

Section 6. Withholding.

      a) The Company shall have the power to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any federal, state, or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever payments under the Plan are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state, or local withholding tax liability.

      b) Amounts to which the Company is entitled upon exercise pursuant to Articles V and VI herein may, at the election of the Optionee and with the approval of the Committee, either:

         i)   be paid in cash;

         ii) be withheld from the Optionee's salary or other compensation payable by the Company;

         iii) be withheld in the form of some of the Shares pursuant to Article VII ss.6(c) herein; or

         iv)  paid in such other manner as the Committee may find acceptable.

      c) Subject to the consent of the Committee, with respect to (i) the exercise of an NSO (herein, "Exercise"), or (ii) the issuance of any other stock Award under the Plan (herein, "Issuance"), an


                                       15 of 18

                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

         Optionee may make an irrevocable election (herein, "Election") to:

         i) have shares of Common Stock otherwise issuable under an Exercise withheld, or

         ii) tender back to the Company shares of Common Stock received pursuant to an Exercise or Issuance, or

         iii) deliver back to the Company pursuant to an Exercise or Issuance previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by an Optionee prior to the date on which the relevant tax obligation arises.

      d) The Committee may:

         i) disapprove of any Election pursuant to Article VII ss.6(b) and (c) herein;

         ii)  suspend or terminate the right to make Elections;

         iii) provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards; or

         iv) take any such other action as it deems necessary and appropriate with regard to such Elections.

Section 7. Effective Date of Plan. The Plan shall become effective on the date that it is adopted by the Board of Directors. Notwithstanding the preceding sentence, if the Plan is not approved by vote of the Company's shareholders by the second anniversary of this effective date, it shall terminate and all Options granted hereunder shall be void. No Option granted under the Plan may be exercised until the Plan has been approved by the Company's shareholders.

Section 8. Compliance with Securities Laws. Options granted and any Shares issued by Company upon the exercise of an Option shall be granted and issued only in full compliance with all applicable securities laws including, but not limited to, the Securities Act of 1933, as amended, and the general rules and regulations promulgated thereunder by the Securities and Exchange Commission and applicable state blue sky laws. In connection with such compliance, the Committee may impose such conditions on transfer of the shares of the Shares subject to an Option and other restrictions, conditions, and limitations as it may deem necessary and appropriate.

Section 9. Change in Control.

      a) In the event of a pending or threatened change in control of Company (herein, "Change-in-Control"), the Board of Directors of Company may, in its sole discretion, take any one or more of the following actions with respect to all Optionees (other than with respect to Named-Executive-Officers):

         i)   accelerate the exercise dates of any outstanding Options;

         ii)  make all outstanding Options fully vested and exercisable;

         iii) pay cash to any or all Option holders in exchange for the cancellation of their outstanding Options; and iv) make any other adjustments or amendments to the Plan and outstanding Options.

      b) With respect to any Named-Executive-Officer, any such action shall be effective only if it is approved by the Committee as described in
         Article IVss.1(b) herein.

      c) For purposes of the Plan, "Change-in-Control" shall be deemed to have occurred if:

         i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the


                                       16 of 18

                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

              Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
              Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the total voting power represented by the Company's then outstanding voting securities;

         ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

         iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

         iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or

         v) an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

Section 10. Indemnification of the Board. In addition to such other rights of indemnification as they may have as Directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Director is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit, or proceeding a Director shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 11. Priority. To the extent that any of the provisions of Sections 421 and 422 of the Code are inconsistent with the provisions of the Plan and such inconsistency would cause the Plan not to be treated for Federal income tax purposes as an incentive stock option plan or any Option not qualify as an incentive stock option plan, then the provisions of the Plan and of the Options granted hereunder shall be deemed to be amended in a manner to comply with the provisions of Section 421 or 422 of the Code, as the case may be.

         IN WITNESS WHEREOF, the undersigned, being the duly elected and authorized Secretary of the Company, hereby certifies that the amended Plan was legally and validly approved by the Board of


                                       17 of 18

                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                        LONG-TERM INCENTIVE PLAN (cont.)

Directors of the Company as of the 22nd day of January, 2001.

                                     First Community Bank Corporation of America

                                           /s/ G. Kristin Delano
                                     By:
                                           G. Kristin Delano, Secretary

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